EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

In connection with the Quarterly Report of Wells Real Estate Investment Trust, Inc. (the “Registrant”) on Form 10-Q for the three and nine month periods ended September 30, 2002, as amended by Amendment No. 1 filed with the Securities and Exchange Commission on the date hereof (collectively, the “Report”), the undersigned, Douglas P. Williams, Chief Financial Officer of the corporate General Partner of the Registrant, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of his knowledge and belief:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/    DOUGLAS P. WILLIAMS

Douglas P. Williams
Chief Financial Officer
January 15, 2003